                                                             Exhibit 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Verne G. Istock, John B. McCoy, Richard J. Lehmann, David J. Vitale, Sherman I. Goldberg, Robert A. Rosholt and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-3 relating to Common Stock of BANK ONE CORPORATION (the "Corporation") to be issued in connection with the Corporation's Dividend Reinvestment and Stock Purchase Plan pursuant to resolutions adopted by the Board of Directors of the Corporation as of September 30, 1998, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Signature                             Title
     ---------                             -----

/s/ JOHN H. BRYAN                        Director
-----------------------------
John H. Bryan


/s/ SIEGFRIED BUSCHMANN                  Director
-----------------------------
Siegfried Buschmann


/s/ JAMES S. CROWN                       Director
-----------------------------
James S. Crown


/s/ BENNETT DORRANCE                     Director
-----------------------------
Bennett Dorrance


/s/ DR. MAUREEN A. FAY, O.P.             Director
-----------------------------
Dr. Maureen A. Fay, O.P.


/s/ JOHN R. HALL                         Director
-----------------------------
John R. Hall


/s/ VERNE G. ISTOCK                      Director
-----------------------------
Verne G. Istock


/s/ LABAN P. JACKSON, JR.                Director
-----------------------------
Laban P. Jackson, Jr.


/s/ JOHN W. KESSLER                      Director
-----------------------------
John W. Kessler


/s/ RICHARD J. LEHMANN                   Director
-----------------------------
Richard J. Lehmann


/s/ WILLIAM G. LOWRIE                    Director
-----------------------------
William G. Lowrie


/s/ RICHARD A. MANOOGIAN                 Director
-----------------------------
Richard A. Manoogian


/s/ WILLIAM T. MCCORMICK                 Director
-----------------------------
William T. McCormick


/s/ JOHN B. MCCOY                        Director and Principal Executive Officer
-----------------------------
John B. McCoy


/s/ THOMAS E. REILLY, JR.                Director
-----------------------------
Thomas E. Reilly, Jr.


/s/ JOHN W. ROGERS, JR.                  Director
-----------------------------
John W. Rogers, Jr.


/s/ THEKLA R. SHACKELFORD                Director
-----------------------------
Thekla R. Shackelford


/s/ ALEX SHUMATE                         Director
-----------------------------
Alex Shumate


/s/ FREDERICK P. STRATTON, JR.            Director
-------------------------------
Frederick P. Stratton, Jr.


/s/ JOHN C. TOLLESON                      Director
-------------------------------
John C. Tolleson


/s/ DAVID J. VITALE                       Director
-------------------------------
David J. Vitale


/s/ ROBERT D. WALTER                      Director
-------------------------------
Robert D. Walter


/s/ WILLIAM J. ROBERTS                    Principal Accounting Officer
-------------------------------
William J. Roberts


/s/ ROBERT A. ROSHOLT                     Principal Financial Officer
-------------------------------
Robert A. Rosholt




Dated: October 2, 1998